UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 17, 2008


                    Commission File Number: 000-51870

               INTEGRATED MICROMETALLURGICAL SYSTMES, INC.
               --------------------------------------------
              (Name of small business issuer in its charter)


              Nevada                                         20-0667864
   --------------------------------                         --------------
   (State or other jurisdiction of                         (IRS Employer
   incorporation or organization)                           Identification
                                                            No.)

       7925 North Espe Spokane, Washington                    99217
   ---------------------------------------------          -------------
      (Address of principal executive offices)              (zip code)


      Telephone: (509)-922-8804           Facsimile:  (509) 922-9455
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Item 1.01.  Entry into a Material Definitive Agreement.

   On September 17, 2008, Integrated Micrometallurgical Systems, Inc. (the "Company") entered into definitive agreements relating to the private placement of $20,000 of its securities through the sale of 400,000 shares of its common stock at $0.05 per share to a single accredited investor. The Purchaser in the private placement was Baysville International Limited.

   Upon the closing of the private placement, there will be no fees, commissions or professional fees for services rendered. The placement was undertaken by the officers of the Company.



Item 3.02.  Unregistered Sales of Securities.

   See disclosure under Item 1.01 of this Report.

   The private placement of the securities referenced under Item 1.01 of this Report is exempt from registration under the Securities Exchange Act of 1933, as amended (the "Act"), pursuant to Section 4(2) thereof, and Rule 506 promulgated by the SEC under the Act.



Item 9.01.  Financial Statements and Exhibits.

  (c)     Exhibits .

   10.1 Form of Securities Purchase Agreement, entered into by the Company on September 17, 2008.







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                                SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGRATED MICROMETALLURGICAL
                                     SYSTEMS, INC.
                                     (Registrant)


Date: September 17, 2008             By: /s/ H. Werner Huss
                                         ---------------------
                                             H. Werner Huss
                                             President and CFO



























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